UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2019 (June 5, 2019)

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Albert Quay

Cork, Ireland

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 5, 2019, Johnson Controls International plc (the “Company”) issued a press release announcing the final results of its “modified Dutch auction” tender offer (the “Tender Offer”), which expired at 11:59 p.m., New York City time, on May 31, 2019.

Based on the final count by Equiniti Trust Company, the depositary for the Tender Offer, the Company has accepted for payment 102,445,878 shares of the Company’s ordinary shares at a purchase price of $39.25 per share, for a cost of $ 4,021,000,711.50, excluding fees and expenses related to the Tender Offer. Included in the 102,445,878 shares the Company accepted for purchase in the Tender Offer are 535,050 shares that the Company has elected to purchase pursuant to its right to purchase up to an additional 2% of its outstanding ordinary shares. The repurchased shares represent approximately 11.4% of the Company’s ordinary shares issued and outstanding as of May 30, 2019.

The depositary will promptly pay for all shares accepted for payment pursuant to the Tender Offer, and will return all other shares tendered and not purchased in the Tender Offer.

A copy of the press release was filed as Exhibit (a)(5)(G) to Amendment No. 6 to the Company’s Tender Offer Statement on Schedule TO filed on June 5, 2019 and is incorporated herein by reference.

The Company is authorized under Article 3(d) of its Articles of Association to effect repurchases of shares as redemptions and any repurchases of shares pursuant to the Tender Offer have been effected by redemption.

This report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy any securities of the Company. The Tender Offer was made solely on the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated May 3, 2019 and the related letter of transmittal, both of which documents are filed as exhibits to the Company’s Tender Offer Statement on Schedule TO (together with the amendments and exhibits thereto, the “Schedule TO”), originally filed on May 3, 2019, under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

By:	/s/ Michael R. Peterson
Name:	Michael R. Peterson
Title:	Vice President and Corporate Secretary

Date: June 5, 2019

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